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                                                                   EXHIBIT 10.12

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of October 2, 2000 (this "Agreement"), by and among SBC Holdings Inc., a Delaware corporation ("Contributor"), SBC Communications Inc., a Delaware corporation ("SBC") and Alloy LLC, a Delaware limited liability company ("Contributee").

                                   WITNESSETH:

         WHEREAS, SBC, BellSouth Corporation, a Georgia corporation ("BellSouth") and Contributee have entered into an Amended and Restated Contribution and Formation Agreement, dated as of April 4, 2000, (the "Contribution Agreement"), providing, among other things, for the assignment by Contributor, an indirect wholly-owned subsidiary of SBC, to Contributee of all of its right, title and interest in and to SBC Wireless LLC (the "LLC Interests"), a Delaware limited liability company and a wholly-owned subsidiary of Contributor ("SBC Wireless LLC");

         WHEREAS, Contributor desires to contribute, assign, transfer and convey such LLC Interests to Contributee, subject to the terms and conditions more fully set forth herein;

         WHEREAS, Contributee desires to accept and acquire such LLC Interests and the related rights and obligations from Contributor, subject to the terms and conditions more fully set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of SBC, the Contributor and Contributee agree as follows:

         1. Definitions. Unless otherwise defined herein, capitalized terms shall have the respective meanings assigned to them in the Contribution Agreement.

         2. Conveyance. In consideration of the mutual covenants and premises contained herein and in the Contribution Agreement, Contributor does hereby contribute, assign, transfer and convey to Contributee all of Contributor's right, title and interest in and to the LLC Interests, free and clear of all Encumbrances, except for the Encumbrances set forth on Schedule 2.2 of the SBC Disclosure Letter.


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         3.       Representation and Warranty. Contributor hereby represents and warrants that it no longer is a member of SBC Wireless LLC and that Contributee is the sole member of SBC Wireless LLC.

         4. Assumption. Contributee hereby absolutely and irrevocably accepts the foregoing assignment and hereby assumes all of the LLC Interests from Contributee, and agrees to be the sole member of SBC Wireless LLC. Such acceptance and assumption shall be effective as of the date hereof.

         5. Parties in Interest; No Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors any rights or remedies under or by reason of this Agreement.

         6. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed to be an original by the parties executing such counterpart, but all of which shall be considered one and the same instrument.

         7. Agreement in Effect. Nothing contained herein shall in any way amend or modify the provisions set forth in the Contribution Agreement and the Contribution Agreement shall remain in full force and effect.

         8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF. EACH PARTY HERETO AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTAINED IN OR CONTEMPLATED BY THIS AGREEMENT, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY IN THE COURTS OF THE STATE OF DELAWARE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE.


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         IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties hereto as of the day and year first above written.


                                    SBC ALLOY HOLDINGS INC.



                                    By:      /s/ James S. Kahan
                                       ----------------------------------------
                                       Name:  James S. Kahan
                                       Title: Vice President & Secretary



                                    SBC COMMUNICATIONS INC.


                                    By:   /s/ James S. Kahan
                                       ----------------------------------------
                                       Name:  James S. Kahan
                                       Title: Senior Executive Vice President --
                                              Corporate Development



                                    ALLOY LLC
                                      By:  ALLOY MANAGEMENT CORP.,
                                           its Manager

                                    By:  /s/ Mark L. Feidler
                                       ----------------------------------------
                                       Name:  Mark L. Feidler
                                       Title: Chief Operating Officer


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